UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Street

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: May 30

Date of reporting period: August 31, 2014

ITEM 1.	SCHEDULE OF INVESTMENTS.

WESTERN ASSET FUNDS, INC.

WESTERN ASSET HIGH YIELD FUND

FORM N-Q

August 31, 2014

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited)	August 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
CORPORATE BONDS & NOTES - 84.6%
CONSUMER DISCRETIONARY - 13.2%
Automobiles - 0.2%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	680,000	$759,900

Distributors - 0.2%
LKQ Corp., Senior Notes	4.750%	5/15/23	830,000	811,325

Diversified Consumer Services - 0.4%
Service Corp. International, Senior Notes	7.500%	4/1/27	497,000	547,943
StoneMor Partners LP/Cornerstone Family Services of WV, Senior Notes	7.875%	6/1/21	870,000	917,850	(a)

Total Diversified Consumer Services				1,465,793

Hotels, Restaurants & Leisure - 3.2%
24 Hour Holdings III LLC, Senior Notes	8.000%	6/1/22	600,000	582,000	(a)
Bossier Casino Venture Holdco Inc.	11.000%	2/9/18	282,895	276,886	(a)(b)(c)
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	1,487,477	1,437,190	(a)(b)(c)(d)
Burger King Capital Holdings LLC/Burger King Capital Finance Inc., Senior Notes, Step Bond	0.000%	4/15/19	370,000	344,100	(a)
Carrols Restaurant Group Inc., Senior Secured Notes	11.250%	5/15/18	860,000	941,700
CEC Entertainment Inc., Senior Notes	8.000%	2/15/22	530,000	537,950	(a)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	800,000	848,000	(a)
Fontainebleau Las Vegas Holdings LLC/Fontainebleau Las Vegas Capital Corp., Senior Secured Notes	10.250%	6/15/15	1,455,000	14,550	(a)(e)
Greektown Holdings LLC/Greektown Mothership Corp., Senior Secured Notes	8.875%	3/15/19	600,000	615,000	(a)
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	5.625%	10/15/21	1,400,000	1,484,000	(a)
Landry’s Holdings II Inc., Senior Notes	10.250%	1/1/18	420,000	437,850	(a)
Landry’s Inc., Senior Notes	9.375%	5/1/20	1,961,000	2,108,075	(a)
MCE Finance Ltd., Senior Notes	5.000%	2/15/21	1,990,000	1,980,050	(a)
MGM Resorts International, Senior Notes	6.625%	12/15/21	230,000	255,875
Paris Las Vegas Holding LLC/Harrah’s Las Vegas LLC/Flamingo Las Vegas Holding LLC, Senior Secured Notes	8.000%	10/1/20	620,000	615,350	(a)
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	620,000	669,600

Total Hotels, Restaurants & Leisure				13,148,176

Household Durables - 2.3%
Century Intermediate Holding Co. 2, Senior Notes	9.750%	2/15/19	1,700,000	1,810,500	(a)(d)
Shea Homes LP/Shea Homes Funding Corp., Senior Secured Notes	8.625%	5/15/19	1,660,000	1,792,800
Standard Pacific Corp., Senior Notes	6.250%	12/15/21	900,000	954,000
Toll Brothers Finance Corp., Senior Notes	4.000%	12/31/18	230,000	234,025
Toll Brothers Finance Corp., Senior Notes	6.750%	11/1/19	210,000	239,925
William Lyon Homes Inc., Senior Notes	5.750%	4/15/19	1,160,000	1,171,600	(a)
William Lyon Homes Inc., Senior Notes	8.500%	11/15/20	540,000	596,700
William Lyon Homes PNW Finance Corp., Senior Notes	7.000%	8/15/22	510,000	524,025	(a)
Woodside Homes Co. LLC/Woodside Homes Finance Inc., Senior Notes	6.750%	12/15/21	2,010,000	2,025,075	(a)

Total Household Durables				9,348,650

Media - 4.4%
Altice SA, Senior Secured Notes	7.750%	5/15/22	750,000	796,875	(a)
Carmike Cinemas Inc., Secured Notes	7.375%	5/15/19	340,000	365,925

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Media - 4.4% (continued)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	6.625%	1/31/22	1,421,000	$1,525,728
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.750%	1/15/24	1,000,000	1,022,500
Clear Channel Worldwide Holdings Inc., Senior Subordinated Notes	7.625%	3/15/20	360,000	384,300
DISH DBS Corp., Senior Notes	7.875%	9/1/19	670,000	777,200
DISH DBS Corp., Senior Notes	5.875%	7/15/22	1,110,000	1,177,932
DISH DBS Corp., Senior Notes	5.000%	3/15/23	720,000	716,400
Gibson Brands Inc., Senior Secured Notes	8.875%	8/1/18	920,000	929,200	(a)
iHeartCommunications Inc., Senior Notes	10.000%	1/15/18	830,000	773,975
MDC Partners Inc., Senior Notes	6.750%	4/1/20	900,000	940,500	(a)
MediaNews Group Inc.	12.000%	12/31/18	900,000	900,000	(c)
New Cotai LLC/New Cotai Capital Corp., Senior Secured Notes	10.625%	5/1/19	2,199,203	2,551,075	(a)(d)
Numericable Group SA, Senior Secured Bonds	6.000%	5/15/22	1,800,000	1,854,000	(a)
Numericable Group SA, Senior Secured Bonds	6.250%	5/15/24	840,000	866,250	(a)
Regal Entertainment Group, Senior Notes	5.750%	3/15/22	410,000	420,250
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	450,000	477,000	(a)
Virgin Media Finance PLC, Senior Notes	4.875%	2/15/22	620,000	592,100
WMG Acquisition Corp., Senior Notes	6.750%	4/15/22	950,000	940,500	(a)

Total Media				18,011,710

Multiline Retail - 0.3%
Neiman Marcus Group LLC, Senior Secured Notes	7.125%	6/1/28	1,080,000	1,090,800

Specialty Retail - 1.6%
CST Brands Inc., Senior Notes	5.000%	5/1/23	510,000	510,000
Dufry Finance SCA, Senior Notes	5.500%	10/15/20	1,740,000	1,809,687	(a)
Edcon Pty Ltd., Senior Secured Notes	9.500%	3/1/18	1,100,000	1,034,000	(a)
Guitar Center Inc., Senior Bonds	9.625%	4/15/20	2,400,000	2,010,000	(a)
Spencer Spirit Holdings Inc., Senior Notes	9.000%	5/1/18	1,208,000	1,226,120	(a)(d)

Total Specialty Retail				6,589,807

Textiles, Apparel & Luxury Goods - 0.6%
Chinos Intermediate Holdings A Inc., Senior Notes	7.750%	5/1/19	650,000	635,375	(a)(d)
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	840,000	846,300	(a)
William Carter Co., Senior Notes	5.250%	8/15/21	700,000	731,500

Total Textiles, Apparel & Luxury Goods				2,213,175

TOTAL CONSUMER DISCRETIONARY				53,439,336

CONSUMER STAPLES - 3.0%
Beverages - 0.8%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	820,000	836,400	(a)
Constellation Brands Inc., Senior Notes	4.250%	5/1/23	940,000	949,400
Crestview DS Merger Subordinated II Inc., Secured Notes	10.000%	9/1/21	1,330,000	1,502,900	(a)

Total Beverages				3,288,700

Food & Staples Retailing - 0.3%
Beverages & More Inc., Senior Secured Notes	10.000%	11/15/18	1,150,000	1,098,250	(a)

Food Products - 1.5%
Dole Food Co. Inc., Senior Secured Notes	7.250%	5/1/19	910,000	916,825	(a)
H.J. Heinz Co., Secured Notes	4.250%	10/15/20	520,000	527,150
Hearthside Group Holdings LLC/Hearthside Finance Co., Senior Notes	6.500%	5/1/22	900,000	897,750	(a)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	1,210,000	1,285,625	(a)
Sun Merger Sub Inc., Senior Notes	5.875%	8/1/21	1,770,000	1,893,900	(a)
Wells Enterprises Inc., Senior Secured Notes	6.750%	2/1/20	544,000	568,480	(a)

Total Food Products				6,089,730

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Household Products - 0.1%
Spectrum Brands Inc., Senior Notes	6.625%	11/15/22	510,000	$552,075

Tobacco - 0.3%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	970,000	970,000

TOTAL CONSUMER STAPLES				11,998,755

ENERGY - 19.5%
Energy Equipment & Services - 3.6%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	1,920,000	2,035,200
CGG, Senior Notes	6.500%	6/1/21	1,470,000	1,359,750
Exterran Partners LP/EXLP Finance Corp., Senior Notes	6.000%	10/1/22	340,000	340,850	(a)
FTS International Inc., Senior Secured Notes	6.250%	5/1/22	1,250,000	1,278,125	(a)
Gulfmark Offshore Inc., Senior Notes	6.375%	3/15/22	910,000	916,825
Hercules Offshore Inc., Senior Notes	8.750%	7/15/21	1,100,000	1,111,000	(a)
Hercules Offshore Inc., Senior Notes	7.500%	10/1/21	2,730,000	2,579,850	(a)
KCA Deutag UK Finance PLC, Senior Secured Notes	7.250%	5/15/21	1,150,000	1,150,000	(a)
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	730,000	740,950
Pacific Drilling SA, Senior Secured Notes	5.375%	6/1/20	980,000	955,500	(a)
Parker Drilling Co., Senior Notes	6.750%	7/15/22	880,000	913,000	(a)
Petroleum Geo-Services ASA, Senior Notes	7.375%	12/15/18	890,000	938,950	(a)

Total Energy Equipment & Services				14,320,000

Oil, Gas & Consumable Fuels - 15.9%
Access Midstream Partners LP/ACMP Finance Corp., Senior Notes	4.875%	5/15/23	1,790,000	1,883,975
Access Midstream Partners LP/ACMP Finance Corp., Senior Notes	4.875%	3/15/24	845,000	888,518
Arch Coal Inc., Senior Notes	7.000%	6/15/19	530,000	377,625
Arch Coal Inc., Senior Notes	9.875%	6/15/19	1,120,000	907,200
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	4.750%	11/15/21	1,500,000	1,451,250
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	5.875%	8/1/23	1,000,000	1,015,000
Berry Petroleum Co., Senior Notes	6.750%	11/1/20	650,000	680,875
Berry Petroleum Co., Senior Notes	6.375%	9/15/22	180,000	187,650
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.625%	8/1/20	760,000	858,800
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	7.625%	1/15/22	980,000	1,024,100
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	820,000	928,650
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., Senior Notes	6.375%	3/15/24	780,000	807,300
Comstock Resources Inc., Senior Notes	9.500%	6/15/20	800,000	900,000
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	2,649,907	2,312,044	(a)(d)
Crestwood Midstream Partners LP, Senior Notes	6.125%	3/1/22	1,240,000	1,283,400	(a)
CVR Refining LLC/Coffeyville Finance Inc., Secured Notes	6.500%	11/1/22	770,000	798,875
Ecopetrol SA, Senior Notes	5.875%	9/18/23	537,000	614,865
El Paso Corp., Medium-Term Notes	7.750%	1/15/32	470,000	588,675
Enterprise Products Operating LLP, Subordinated Notes	7.034%	1/15/68	25,000	28,313	(f)
EXCO Resources Inc., Senior Notes	8.500%	4/15/22	820,000	833,284
Gulfport Energy Corp., Senior Notes	7.750%	11/1/20	310,000	333,250	(a)
Halcon Resources Corp., Senior Notes	9.750%	7/15/20	50,000	53,875
Halcon Resources Corp., Senior Notes	8.875%	5/15/21	2,650,000	2,789,125
Hiland Partners LP/Hiland Partners Finance Corp., Senior Notes	7.250%	10/1/20	960,000	1,034,400	(a)
Kinder Morgan Inc., Senior Secured Notes	5.625%	11/15/23	1,200,000	1,323,000	(a)
LUKOIL International Finance BV, Senior Notes	6.125%	11/9/20	1,070,000	1,070,171	(a)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	1,620,000	1,765,800
MEG Energy Corp., Senior Notes	6.375%	1/30/23	700,000	742,000	(a)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Oil, Gas & Consumable Fuels - 15.9% (continued)
MEG Energy Corp., Senior Notes	7.000%	3/31/24	820,000		$891,750	(a)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	1,910,000		1,499,350	(e)
Murphy Oil USA Inc., Senior Notes	6.000%	8/15/23	710,000		752,600
Murray Energy Corp., Senior Secured Notes	9.500%	12/5/20	1,730,000		1,903,000	(a)
Natural Resource Partners LP/Natural Resource Partners Finance Corp., Senior Notes	9.125%	10/1/18	1,000,000		1,047,500
New Gulf Resources LLC/NGR Finance Corp., Senior Secured Notes	11.750%	5/15/19	1,620,000		1,664,550
NGL Energy Partners LP/NGL Energy Finance Corp., Senior Notes	5.125%	7/15/19	1,490,000		1,510,487	(a)
Pacific Drilling V Ltd., Senior Secured Notes	7.250%	12/1/17	810,000		848,475	(a)
Parsley Energy LLC/Parsley Finance Corp., Senior Notes	7.500%	2/15/22	1,070,000		1,134,200	(a)
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	880,000		906,400
Petrobras Global Finance BV, Senior Notes	4.375%	5/20/23	1,840,000		1,815,491
Petrobras Global Finance BV, Senior Notes	6.250%	3/17/24	450,000		494,447
PT Adaro Indonesia, Senior Notes	7.625%	10/22/19	700,000		728,000	(a)
Puma International Financing SA, Senior Bonds	6.750%	2/1/21	2,200,000		2,271,940	(a)
PVR Partners LP/Penn Virginia Resource Finance Corp. II, Senior Notes	6.500%	5/15/21	250,000		269,375
QEP Resources Inc., Senior Notes	5.375%	10/1/22	300,000		307,125
QEP Resources Inc., Senior Notes	5.250%	5/1/23	1,565,000		1,584,562
Quicksilver Resources Inc., Senior Notes	11.000%	7/1/21	960,000		835,200
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	5.000%	10/1/22	250,000		258,438
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	4.500%	11/1/23	860,000		866,450
Rice Energy Inc., Senior Notes	6.250%	5/1/22	1,140,000		1,165,650	(a)
Rockies Express Pipeline LLC, Senior Notes	5.625%	4/15/20	580,000		611,900	(a)
Rockies Express Pipeline LLC, Senior Notes	6.875%	4/15/40	120,000		127,200	(a)
Samson Investment Co., Senior Notes	9.750%	2/15/20	2,670,000		2,723,400
Sanchez Energy Corp., Senior Notes	7.750%	6/15/21	2,110,000		2,342,100
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	880,000		937,200	(a)
Sidewinder Drilling Inc., Senior Notes	9.750%	11/15/19	1,150,000		1,150,000	(a)
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., Senior Notes	5.500%	8/15/22	1,870,000		1,907,400
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.375%	8/1/22	1,849,000		2,006,165
Triangle USA Petroleum Corp., Senior Notes	6.750%	7/15/22	610,000		623,725	(a)
Ultra Petroleum Corp., Senior Notes	5.750%	12/15/18	1,040,000		1,073,800	(a)
Westmoreland Coal Co./Westmoreland Partners, Senior Secured Notes	10.750%	2/1/18	890,000		948,962	(a)

Total Oil, Gas & Consumable Fuels					64,688,862

TOTAL ENERGY					79,008,862

FINANCIALS - 5.8%
Banks - 2.7%
Banco Espirito Santo SA, Senior Notes	5.875%	11/9/15	700,000	EUR	928,418	(g)
Banco Espirito Santo SA, Senior Notes	4.750%	1/15/18	300,000	EUR	395,523	(g)
Banco Espirito Santo SA, Senior Notes	4.000%	1/21/19	100,000	EUR	129,255	(g)
Bank of America Corp., Junior Subordinated Notes	5.200%	6/1/23	480,000		462,600	(f)(h)
CIT Group Inc., Senior Notes	5.000%	8/15/22	1,410,000		1,487,550

CIT Group Inc., Senior Notes	5.000%	8/1/23	1,610,000		1,680,840
Citigroup Inc., Junior Subordinated Bonds	6.300%	5/15/24	1,170,000		1,190,475	(f)(h)
JPMorgan Chase & Co., Junior Subordinated Bonds	5.150%	5/1/23	680,000		662,150	(f)(h)
M&T Bank Corp., Junior Subordinated Bonds	6.875%	6/15/16	570,000		581,940	(h)
Royal Bank of Scotland NV, Subordinated Notes	7.750%	5/15/23	450,000		523,653
Royal Bank of Scotland PLC, Subordinated Notes	13.125%	3/19/22	2,640,000	AUD	2,923,648	(f)(g)

Total Banks					10,966,052

Consumer Finance - 0.8%
Ally Financial Inc., Senior Notes	8.000%	11/1/31	430,000		556,313

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Consumer Finance - 0.8% (continued)
First Cash Financial Services Inc., Senior Notes	6.750%	4/1/21	380,000	$400,900	(a)
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	1,260,000	1,466,262
SLM Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	230,000	265,650
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	710,000	750,825	(a)

Total Consumer Finance				3,439,950

Diversified Financial Services - 1.0%
ILFC E-Capital Trust I, Junior Subordinated Notes	5.020%	12/21/65	1,000,000	965,000	(a)(f)
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	530,000	616,125
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	2,090,000	2,555,025

Total Diversified Financial Services				4,136,150

Insurance - 0.4%
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	1,380,000	1,476,600	(a)

Real Estate Investment Trusts (REITs) - 0.5%
CTR Partnership LP/CareTrust Capital Corp., Senior Notes	5.875%	6/1/21	1,070,000	1,086,050	(a)
Geo Group Inc., Senior Notes	5.125%	4/1/23	1,010,000	979,700

Total Real Estate Investment Trusts (REITs)				2,065,750

Real Estate Management & Development - 0.4%
Howard Hughes Corp., Senior Notes	6.875%	10/1/21	1,580,000	1,672,825	(a)

TOTAL FINANCIALS				23,757,327

HEALTH CARE - 5.1%
Biotechnology - 0.1%
Grifols Worldwide Operations Ltd., Senior Notes	5.250%	4/1/22	575,000	590,813	(a)

Health Care Equipment & Supplies - 1.1%
Alere Inc., Senior Subordinated Notes	6.500%	6/15/20	1,560,000	1,577,550
Lantheus Medical Imaging Inc., Senior Notes	9.750%	5/15/17	2,850,000	2,885,625

Total Health Care Equipment & Supplies				4,463,175

Health Care Providers & Services - 3.1%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	774,000	903,645
Acadia Healthcare Co. Inc., Senior Notes	6.125%	3/15/21	830,000	875,650
Centene Corp., Senior Notes	4.750%	5/15/22	500,000	507,500
DJO Finance LLC/DJO Finance Corp., Senior Notes	9.875%	4/15/18	810,000	865,688
DJO Finance LLC/DJO Finance Corp., Senior Subordinated Notes	9.750%	10/15/17	1,050,000	1,094,625
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	1,460,000	1,576,800
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	5.875%	1/31/22	1,420,000	1,562,000	(a)
HCA Inc., Notes	7.690%	6/15/25	1,415,000	1,570,650
HCA Inc., Senior Notes	7.500%	2/15/22	250,000	291,250
HCA Inc., Senior Secured Notes	5.000%	3/15/24	850,000	865,937
IASIS Healthcare LLC/IASIS Capital Corp., Senior Notes	8.375%	5/15/19	1,690,000	1,791,400
Universal Hospital Services Inc., Secured Notes	7.625%	8/15/20	810,000	810,000

Total Health Care Providers & Services				12,715,145

Pharmaceuticals - 0.8%
JLL/Delta Dutch Newco BV, Senior Notes	7.500%	2/1/22	2,120,000	2,162,400	(a)
Salix Pharmaceuticals Ltd., Senior Notes	6.000%	1/15/21	810,000	878,850	(a)

Total Pharmaceuticals				3,041,250

TOTAL HEALTH CARE				20,810,383

INDUSTRIALS - 14.1%
Aerospace & Defense - 1.9%
Alliant Techsystems Inc., Senior Notes	5.250%	10/1/21	210,000	214,200	(a)
CBC Ammo LLC/CBC FinCo Inc., Senior Notes	7.250%	11/15/21	1,710,000	1,714,275	(a)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Aerospace & Defense - 1.9% (continued)
Ducommun Inc., Senior Notes	9.750%	7/15/18	1,980,000	$2,163,150
Erickson Inc., Secured Notes	8.250%	5/1/20	1,259,000	1,249,557
LMI Aerospace Inc., Secured Notes	7.375%	7/15/19	630,000	637,875	(a)
TransDigm Inc., Senior Subordinated Notes	6.000%	7/15/22	1,270,000	1,292,225	(a)
Triumph Group Inc., Senior Notes	5.250%	6/1/22	450,000	448,875	(a)

Total Aerospace & Defense				7,720,157

Air Freight & Logistics - 0.2%
XPO Logistics Inc., Senior Notes	7.875%	9/1/19	760,000	790,400	(a)

Airlines - 2.2%
Air Canada, Pass-Through Trust, Secured Notes	6.625%	5/15/18	330,000	343,381	(a)
America West Airlines, Pass-Through Certificates, Secured Notes	7.100%	4/2/21	71,129	78,420
American Airlines, Pass-Through Trust, Secured Bonds	5.625%	1/15/21	310,944	323,382
American Airlines, Pass-Through Trust, Senior Secured Bonds	5.600%	7/15/20	1,416,813	1,469,944
Delta Air Lines Inc., Pass-Through Trust, Secured Notes	6.875%	5/7/19	430,573	480,089	(a)
Delta Air Lines Inc., Secured Notes	6.375%	1/2/16	230,000	243,800	(a)
United Airlines Inc., Pass Through Trust, Secured Notes	4.750%	4/11/22	1,390,000	1,403,900
United Airlines Inc., Pass Through Trust, Secured Notes	4.625%	9/3/22	1,260,000	1,260,000
United Airlines Inc., Pass-Through Certificates	7.373%	12/15/15	184,685	195,766
United Airlines Inc., Pass-Through Certificates	8.388%	11/1/20	314,921	330,667
United Airlines Inc., Pass-Through Certificates, Secured Bond	5.375%	8/15/21	300,000	312,000
United Airlines Inc., Pass-Through Certificates, Secured Notes	9.250%	5/10/17	435,271	483,151
US Airways, Pass-Through Trust, Secured Bonds	6.750%	6/3/21	1,851,637	2,013,655

Total Airlines				8,938,155

Building Products - 0.8%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Notes	6.875%	2/15/21	1,420,000	1,402,250	(a)
Griffon Corp., Senior Notes	5.250%	3/1/22	1,900,000	1,881,000

Total Building Products				3,283,250

Commercial Services & Supplies - 1.7%
Garda World Security Corp., Senior Notes	7.250%	11/15/21	290,000	296,888	(a)
JM Huber Corp., Senior Notes	9.875%	11/1/19	450,000	506,250	(a)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	1,180,000	1,262,600
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	202,000	218,665	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	5.250%	4/15/21	710,000	717,100	(a)
United Rentals North America Inc., Senior Notes	5.750%	11/15/24	2,470,000	2,587,325
West Corp., Senior Notes	5.375%	7/15/22	1,460,000	1,419,850	(a)

Total Commercial Services & Supplies				7,008,678

Construction & Engineering - 1.2%
Ausdrill Finance Pty Ltd., Senior Notes	6.875%	11/1/19	1,450,000	1,326,750	(a)
Michael Baker Holdings LLC/Micahel Baker Finance Corp., Senior Notes	8.875%	4/15/19	2,660,000	2,633,400	(a)(d)
Modular Space Corp., Secured Notes	10.250%	1/31/19	860,000	892,250	(a)

Total Construction & Engineering				4,852,400

Electrical Equipment - 0.6%
International Wire Group Holdings Inc., Senior Secured Notes	8.500%	10/15/17	610,000	657,275	(a)
NES Rentals Holdings Inc., Senior Secured Notes	7.875%	5/1/18	710,000	750,825	(a)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Electrical Equipment - 0.6% (continued)
WESCO Distribution Inc., Senior Notes	5.375%	12/15/21	1,040,000	$1,053,000

Total Electrical Equipment				2,461,100

Machinery - 1.1%
CTP Transportation Products LLC/CTP Finance Inc., Senior Secured Notes	8.250%	12/15/19	680,000	732,700	(a)
Dematic SA/DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	2,295,000	2,444,175	(a)
Global Brass and Copper Inc., Senior Secured Notes	9.500%	6/1/19	820,000	921,475
SPL Logistics Escrow LLC/SPL Logistics Finance Corp., Senior Secured Notes	8.875%	8/1/20	550,000	609,125	(a)

Total Machinery				4,707,475

Marine - 0.8%
Horizon Lines LLC, Secured Notes	13.000%	10/15/16	215,942	186,277	(d)
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	738,000	738,923
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	1,100,000	1,144,000	(a)
Ultrapetrol Bahamas Ltd., Senior Secured Notes	8.875%	6/15/21	990,000	1,055,587

Total Marine				3,124,787

Road & Rail - 1.2%
Flexi-Van Leasing Inc., Senior Notes	7.875%	8/15/18	1,030,000	1,086,650	(a)
Florida East Coast Holdings Corp., Senior Notes	9.750%	5/1/20	710,000	750,825	(a)
Florida East Coast Holdings Corp., Senior Secured Notes	6.750%	5/1/19	630,000	664,650	(a)
Jack Cooper Holdings Corp., Senior Secured Notes	9.250%	6/1/20	1,570,000	1,707,375	(a)
Jurassic Holdings III Inc., Secured Notes	6.875%	2/15/21	620,000	633,950	(a)

Total Road & Rail				4,843,450

Trading Companies & Distributors - 0.9%
Ashtead Capital Inc., Senior Secured Notes	6.500%	7/15/22	1,770,000	1,924,875	(a)
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	1,440,000	1,573,200

Total Trading Companies & Distributors				3,498,075

Transportation - 1.5%
CMA CGM, Senior Notes	8.500%	4/15/17	400,000	410,000	(a)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	1,400,000	1,470,000	(a)
Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp., Senior Notes	10.000%	2/15/18	1,180,000	1,212,450	(a)(d)
Syncreon Group BV/Syncreon Global Finance US Inc., Senior Notes	8.625%	11/1/21	2,200,000	2,178,000	(a)
Watco Cos., LLC/Watco Finance Corp., Senior Notes	6.375%	4/1/23	910,000	930,475	(a)

Total Transportation				6,200,925

TOTAL INDUSTRIALS				57,428,852

INFORMATION TECHNOLOGY - 2.4%
Electronic Equipment, Instruments & Components - 0.5%
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	1,660,000	1,709,800	(a)
KEMET Corp., Senior Secured Notes	10.500%	5/1/18	230,000	242,075

Total Electronic Equipment, Instruments & Components				1,951,875

Internet Software & Services - 0.3%
Ancestry.com Inc., Senior Notes	9.625%	10/15/18	490,000	501,025	(a)(d)
Ancestry.com Inc., Senior Notes	11.000%	12/15/20	790,000	910,475

Total Internet Software & Services				1,411,500

IT Services - 1.5%
Alliance Data Systems Corp., Senior Notes	5.375%	8/1/22	980,000	984,900	(a)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
IT Services - 1.5% (continued)
Compiler Finance Subordinated Inc., Senior Notes	7.000%	5/1/21	1,650,000		$1,575,750	(a)
First Data Corp., Senior Notes	12.625%	1/15/21	1,260,000		1,540,350
First Data Corp., Senior Subordinated Notes	11.750%	8/15/21	1,102,000		1,303,115
Interactive Data Corp., Senior Notes	5.875%	4/15/19	500,000		498,125	(a)

Total IT Services					5,902,240

Software - 0.1%
Audatex North America Inc., Senior Notes	6.000%	6/15/21	550,000		583,000	(a)

TOTAL INFORMATION TECHNOLOGY					9,848,615

MATERIALS - 11.0%
Chemicals - 1.7%
Axiall Corp., Senior Notes	4.875%	5/15/23	500,000		500,625
Eagle Spinco Inc., Senior Subordinated Notes	4.625%	2/15/21	940,000		942,350
Hexion US Finance Corp., Senior Secured Notes	6.625%	4/15/20	1,270,000		1,336,675
HIG BBC Intermediate Holdings LLC/HIG BBC Holdings Corp., Senior Notes	10.500%	9/15/18	830,000		844,525	(a)(d)
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	724,000	EUR	1,001,243	(a)
KP Germany Erste GmbH, Senior Secured Notes	11.625%	7/15/17	440,000	EUR	640,380	(a)
KP Germany Erste GmbH, Senior Secured Notes	11.625%	7/15/17	330,000	EUR	480,285	(g)
Momentive Performance Materials Inc., Senior Secured Notes	8.875%	10/15/20	190,000		178,125	(e)
Styrolution Group GmbH, Senior Secured Notes	7.625%	5/15/16	608,000	EUR	822,609	(g)

Total Chemicals					6,746,817

Construction Materials - 0.6%
American Builders & Contractors Supply Co. Inc., Senior Notes	5.625%	4/15/21	1,110,000		1,129,425	(a)
Hardwoods Acquisition Inc., Senior Secured Notes	7.500%	8/1/21	1,200,000		1,221,000	(a)

Total Construction Materials					2,350,425

Containers & Packaging - 2.6%
Ardagh Finance Holdings SA, Senior Notes	8.625%	6/15/19	2,120,000		2,196,850	(a)(d)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	9.125%	10/15/20	510,000		555,900	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	7.000%	11/15/20	202,941		206,493	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.750%	1/31/21	1,470,000		1,499,400	(a)
BWAY Holding Co., Senior Notes	9.125%	8/15/21	990,000		1,014,750	(a)
Coveris Holdings SA, Senior Notes	7.875%	11/1/19	1,270,000		1,349,375	(a)
Pactiv LLC, Senior Bonds	8.375%	4/15/27	2,245,000		2,418,987
Pactiv LLC, Senior Notes	7.950%	12/15/25	640,000		689,600
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	9.875%	8/15/19	640,000		709,600

Total Containers & Packaging					10,640,955

Metals & Mining - 4.8%
ArcelorMittal, Senior Notes	6.750%	2/25/22	1,675,000		1,878,010
AuRico Gold Inc., Secured Notes	7.750%	4/1/20	700,000		719,250	(a)
Barminco Finance Pty Ltd., Senior Notes	9.000%	6/1/18	1,480,000		1,337,550	(a)
Coeur Mining Inc., Senior Notes	7.875%	2/1/21	970,000		971,819
Essar Steel Minnesota LLC, Senior Secured Notes	11.500%	5/15/20	1,090,000		1,117,250	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.875%	2/1/18	1,580,000		1,661,465	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.875%	4/1/22	1,800,000		1,960,875	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	1,385,000		263,150	(a)(b)(e)
Molycorp Inc., Senior Secured Notes	10.000%	6/1/20	330,000		274,725
Prince Mineral Holding Corp., Senior Secured Notes	12.000%	12/15/19	800,000		896,000	(a)
Rain CII Carbon LLC/CII Carbon Corp., Senior Secured Notes	8.250%	1/15/21	1,300,000		1,365,000	(a)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Metals & Mining - 4.8% (continued)
Ryerson Inc./Joseph T. Ryerson & Son Inc., Senior Secured Notes	9.000%	10/15/17	830,000		$883,950
Schaeffler Holding Finance BV, Senior Secured Notes	6.875%	8/15/18	1,320,000	EUR	1,828,072	(a)(d)
St. Barbara Ltd., Senior Secured Notes	8.875%	4/15/18	1,650,000		1,344,750	(a)
Thompson Creek Metals Co. Inc., Senior Notes	12.500%	5/1/19	1,802,000		2,036,260
Thompson Creek Metals Co. Inc., Senior Secured Notes	9.750%	12/1/17	590,000		663,012
Walter Energy Inc., Senior Secured Notes	9.500%	10/15/19	470,000		468,825	(a)

Total Metals & Mining					19,669,963

Paper & Forest Products - 1.3%
Appvion Inc., Secured Notes	9.000%	6/1/20	1,880,000		1,682,600	(a)
Resolute Forest Products Inc., Senior Notes	5.875%	5/15/23	2,300,000		2,213,750
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	1,460,000		1,533,000

Total Paper & Forest Products					5,429,350

TOTAL MATERIALS					44,837,510

TELECOMMUNICATION SERVICES - 6.3%
Diversified Telecommunication Services - 3.0%
CenturyLink Inc., Senior Notes	6.450%	6/15/21	1,050,000		1,149,750
CenturyLink Inc., Senior Notes	5.800%	3/15/22	280,000		295,400
CenturyLink Inc., Senior Notes	6.750%	12/1/23	840,000		929,775
Cogent Communications Holdings Inc., Senior Secured Notes	8.375%	2/15/18	970,000		1,023,350	(a)
Intelsat Jackson Holdings SA, Senior Bonds	5.500%	8/1/23	1,480,000		1,474,450
Level 3 Financing Inc., Senior Notes	7.000%	6/1/20	825,000		888,938
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	1,195,000		1,323,462
TW Telecom Holdings Inc., Senior Notes	5.375%	10/1/22	500,000		543,750
TW Telecom Holdings Inc., Senior Notes	6.375%	9/1/23	1,500,000		1,695,000
UPCB Finance V Ltd., Senior Secured Notes	7.250%	11/15/21	820,000		897,900	(a)
Windstream Corp., Senior Notes	7.750%	10/1/21	320,000		348,800
Windstream Corp., Senior Notes	7.500%	4/1/23	1,358,000		1,446,270

Total Diversified Telecommunication Services					12,016,845

Wireless Telecommunication Services - 3.3%
MetroPCS Wireless Inc., Senior Notes	7.875%	9/1/18	550,000		574,062
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	940,000		916,500
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	6,351,000		7,081,365
Sprint Corp., Senior Notes	7.875%	9/15/23	3,000,000		3,217,500	(a)
VimpelCom Holdings BV, Senior Notes	5.950%	2/13/23	1,760,000		1,581,536	(a)

Total Wireless Telecommunication Services					13,370,963

TOTAL TELECOMMUNICATION SERVICES					25,387,808

UTILITIES - 4.2%
Electric Utilities - 1.8%
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	2,020,000		2,232,100
GenOn REMA LLC, Pass-Through Certificates	9.237%	7/2/17	1,400,831		1,495,387
GenOn REMA LLC, Pass-Through Certificates	9.681%	7/2/26	3,025,000		3,297,250
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	418,499		431,578	(e)

Total Electric Utilities					7,456,315

Gas Utilities - 0.2%
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	3/15/20	430,000		451,500
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	5.500%	6/1/24	400,000		399,000

Total Gas Utilities					850,500

Independent Power and Renewable Electricity Producers - 2.2%
AES Corp., Senior Notes	4.875%	5/15/23	470,000		461,775

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Independent Power and Renewable Electricity Producers - 2.2% (continued)
AES Corp., Senior Notes	5.500%	3/15/24	1,050,000	$1,068,375
Calpine Corp., Senior Secured Notes	6.000%	1/15/22	1,690,000	1,820,975	(a)
Dynegy Roseton LLC/Dynegy Danskammer LLC Pass-Through Trust, Escrow Receipts	—	—	865,000	0	(b)(c)(e)(i)
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	2,414,000	2,576,945	(a)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	7.875%	8/15/21	1,290,000	1,370,625	(a)
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	1,295,812	1,454,548

Total Independent Power and Renewable Electricity Producers				8,753,243

TOTAL UTILITIES				17,060,058

TOTAL CORPORATE BONDS & NOTES (Cost - $337,168,786)				343,577,506

SENIOR LOANS - 3.5%
CONSUMER DISCRETIONARY - 1.5%
Hotels, Restaurants & Leisure - 0.6%
Equinox Holdings Inc., Second Lien Term Loan	9.750%	7/31/20	910,000	919,100	(j)(k)
Stockbridge SBE Holdings LLC, Term Loan B	13.000%	5/2/17	1,305,000	1,425,713	(j)(k)

Total Hotels, Restaurants & Leisure				2,344,813

Leisure Products - 0.4%
Eastman Kodak Co., Exit Second Lien Term Loan	10.750%	9/3/20	580,000	587,250	(j)(k)
Eastman Kodak Co., Exit Term Loan	7.250%	9/3/19	975,150	981,245	(j)(k)

Total Leisure Products				1,568,495

Specialty Retail - 0.5%
Camping World Inc., Term Loan	5.750%	2/20/20	1,817,000	1,822,678	(j)(k)
Gymboree Corp., Initial Term Loan	5.000%	2/23/18	640,000	509,600	(j)(k)

Total Specialty Retail				2,332,278

TOTAL CONSUMER DISCRETIONARY				6,245,586

CONSUMER STAPLES - 0.4%
Food Products - 0.4%
AdvancePierre Foods Inc., Second Lien Term Loan	9.500%	10/10/17	520,000	506,133	(j)(k)
Candy Intermediate Holdings Inc., Term Loan	7.500%	6/18/18	950,000	923,875	(j)(k)

TOTAL CONSUMER STAPLES				1,430,008

HEALTH CARE - 1.0%
Health Care Equipment & Supplies - 0.1%
Immucor Inc., REFI Term Loan B2	5.000%	8/17/18	496,089	495,676	(j)(k)

Health Care Providers & Services - 0.9%
CRC Health Corp., Second Lien Term Loan	9.000%	9/28/21	730,000	732,433	(j)(k)
Physiotherapy Associates Holdings Inc., Exit Term Loan	11.000%	10/10/16	1,210,000	1,191,850	(b)(j)(k)
Radnet Management Inc., Second Lien Term Loan	8.000%	3/25/21	1,480,000	1,487,400	(j)(k)

Total Health Care Providers & Services				3,411,683

TOTAL HEALTH CARE				3,907,359

INDUSTRIALS - 0.4%
Machinery - 0.4%
Intelligrated Inc., First Lien Term Loan	4.500%	7/30/18	1,530,000	1,517,569	(j)(k)

MATERIALS - 0.2%
Chemicals - 0.2%
Kronos Inc., Second Lien Term Loan	9.750%	4/30/20	960,000	984,000	(j)(k)

TOTAL SENIOR LOANS (Cost - $13,894,882)				14,084,522

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
CONVERTIBLE BONDS & NOTES - 0.4%
MATERIALS - 0.4%
Chemicals - 0.1%
Hercules Inc., Junior Subordinated Bonds	6.500%	6/30/29	440,000		$404,272

Metals & Mining - 0.3%
Mirabela Nickel Ltd., Senior Secured Bonds	9.500%	6/20/19	1,013,000		1,013,000	(a)(b)(c)

Total CONVERTIBLE BONDS & NOTES (Cost - $1,416,825)					1,417,272

SOVEREIGN BONDS - 0.6%
Mexico - 0.6%
United Mexican States, Bonds (Cost - $2,662,056)	6.500%	6/9/22	32,317,000	MXN	2,619,170

			SHARES
COMMON STOCKS - 3.9%
CONSUMER DISCRETIONARY - 0.3%
Automobiles - 0.3%
Ford Motor Co.			64,554		1,123,885

Hotels, Restaurants & Leisure - 0.0%
Bossier Casino Venture Holdco Inc.			81,754		163,508	*(b)(c)

Media - 0.0%
New Cotai LLC/New Cotai Capital Corp., Class B Shares			6		0	(b)(c)(i)

TOTAL CONSUMER DISCRETIONARY					1,287,393

ENERGY - 1.0%
Energy Equipment & Services - 1.0%
KCAD Holdings I Ltd.			424,046,710		3,899,957	*(b)(c)

FINANCIALS - 1.5%
Banks - 1.4%
Citigroup Inc.			81,156		4,191,707
JPMorgan Chase & Co.			24,911		1,480,959

Total Banks					5,672,666

Real Estate Management & Development - 0.1%
Realogy Holdings Corp.			14,415		587,700	*

TOTAL FINANCIALS					6,260,366

HEALTH CARE - 0.1%
Health Care Providers & Services - 0.1%
Physiotherapy Associates Holdings Inc.			13,200		633,600	(b)(c)

INDUSTRIALS - 0.9%
Marine - 0.9%
DeepOcean Group Holding AS			111,195		3,152,156	*(b)(c)
Horizon Lines Inc., Class A Shares			818,782		327,513	*

TOTAL INDUSTRIALS					3,479,669

MATERIALS - 0.1%
Chemicals - 0.0%
LyondellBasell Industries NV, Class A Shares			63		7,204

Metals & Mining - 0.1%
Mirabela Nickel Ltd.			3,069,757		258,030	*

TOTAL MATERIALS					265,234

TOTAL COMMON STOCKS (Cost - $16,078,510)					15,826,219

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2014

SECURITY	RATE		SHARES	VALUE
PREFERRED STOCKS - 1.1%
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Rex Energy Corp.	6.000%		4,600	$500,563

FINANCIALS - 1.0%
Consumer Finance - 0.8%
GMAC Capital Trust I	8.125%		117,022	3,145,551	(f)

Diversified Financial Services - 0.2%
Citigroup Capital XIII	7.875%		31,950	870,318	(f)

TOTAL FINANCIALS				4,015,869

TOTAL PREFERRED STOCKS (Cost - $4,002,251)				4,516,432

		EXPIRATION DATE	WARRANTS
WARRANTS - 0.1%
Jack Cooper Holdings Corp.		12/15/17	2,297	344,550	*(a)
Jack Cooper Holdings Corp.		5/6/18	1,159	173,850	*(a)

TOTAL WARRANTS (Cost - $63,365)				518,400

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $375,286,675)				382,559,521

	RATE	MATURITY DATE	FACE AMOUNT†
SHORT-TERM INVESTMENTS - 3.6%
Repurchase Agreements - 3.6%
Deutsche Bank Securities Inc. repurchase agreement dated 8/29/14; Proceeds at maturity - $14,700,065; (Fully collateralized by U.S. government agency obligations, 1.060% due 10/12/17; Market value - $14,994,000 (Cost - $14,700,000)	0.040%	9/2/14	14,700,000	14,700,000

TOTAL INVESTMENTS - 97.8% (Cost - $389,986,675#)				397,259,521
Other Assets in Excess of Liabilities - 2.2%				8,981,966

TOTAL NET ASSETS - 100.0%				$406,241,487

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Illiquid security.

(c)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(d)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(e)	The coupon payment on these securities is currently in default as of August 31, 2014.

(f)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(g)	Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(h)	Security has no maturity date. The date shown represents the next call date.

(i)	Value is less than $1.

(j)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(k)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

AUD	— Australian Dollar
CVR	— Contingent Value Rights
EUR	— Euro
MXN	— Mexican Peso

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset High Yield Fund (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

Notes to Schedule of Investments (unaudited) (continued)

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Long-term investments†:
Corporate bonds & notes:
Consumer discretionary	—	$50,825,260	$2,614,076		$53,439,336
Utilities	—	17,060,058	0	*	17,060,058
Other corporate bonds & notes	—	273,078,112	—		273,078,112
Senior loans	—	14,084,522	—		14,084,522
Convertible bonds & notes:
Materials	—	404,272	1,013,000		1,417,272
Sovereign bonds	—	2,619,170	—		2,619,170
Common stocks:
Consumer discretionary	$1,123,885	—	163,508		1,287,393
Energy	—	—	3,899,957		3,899,957
Health care	—	—	633,600		633,600
Industrials	327,513	—	3,152,156		3,479,669
Other common stocks	6,525,600	—	—		6,525,600
Preferred stocks	4,516,432	—	—		4,516,432
Warrants	—	518,400	—		518,400

Total long-term investments	$12,493,430	$358,589,794	$11,476,297		$382,559,521

Short-term investments†	—	14,700,000	—		14,700,000

Total investments	$12,493,430	$373,289,794	$11,476,297		$397,259,521

Other financial instruments:
Forward foreign currency contracts	—	$170,791	—		$170,791
Centrally cleared credit default swaps on credit indices - buy protection	—	9,895	—		9,895
OTC credit default swaps on corporate issues - sell protection‡	—	627,855	—		627,855

Total other financial instruments	—	$808,541	—		$808,541

Total	$12,493,430	$374,098,335	$11,476,297		$398,068,062

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Other financial instruments:
Futures contracts	$110,906	—	—		$110,906
Forward foreign currency contracts	—	$83,070	—		83,070

Total	$110,906	$83,070	—		$193,976

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

‡	Values include any premiums paid or received with respect to swap contracts.

Notes to Schedule of Investments (unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	CORPORATE BONDS & NOTES				CONVERTIBLE BONDS & NOTES	COMMON STOCKS
INVESTMENTS IN SECURITIES	CONSUMER DISCRETIONARY	MATERIALS	UTILITIES		MATERIALS	CONSUMER DISCRETIONARY	ENERGY	HEALTH CARE	INDUSTRIALS	TOTAL
Balance as of May 31, 2014	$2,607,069	$424,000	$0	*	—	$163,508	$3,155,331	$633,600	$3,710,577	$10,694,085
Accrued premiums/discounts	6,000	(87,348)	—		—	—	—	—	—	(81,348)
Realized gain (loss)	—	103,998	—		—	—	—	—	—	103,998
Change in unrealized appreciation (depreciation)(1)	(49,833)	(16,650)	—		—	—	744,626	—	(558,421)	119,722
Purchases	50,840	—	—		$1,013,000	—	—	—	—	1,063,840
Sales	—	(424,000)	—		—	—	—	—	—	(424,000)
Transfers into Level 3	—	—	—		—	—	—	—	—	—
Transfers out of Level 3	—	—	—		—	—	—	—	—	—

Balance as of August 31, 2014	$2,614,076	—	$0	*	$1,013,000	$163,508	$3,899,957	$633,600	$3,152,156	$11,476,297

Net change in unrealized appreciation (depreciation) for investments in securities still held at August 31, 2014(1)	$(49,833)	—	—		—	—	$744,626	—	$(558,421)	$136,372

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Amount represents less than $1.

(1)	Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Notes to Schedule of Investments (unaudited) (continued)

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(g) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes, including to increase the Fund’s return. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of August 31, 2014, the total notional value of all credit default swaps to sell protection is $3,430,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the period ended August 31, 2014, see Note 3.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

Notes to Schedule of Investments (unaudited) (continued)

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(h) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(i) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(j) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Securities pledged as collateral, if any, to cover the obligations of the Fund under derivative contracts, are noted in the Schedule of Investments.

As of August 31, 2014, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $83,070. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties

(k) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At August 31, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$16,731,847
Gross unrealized depreciation	(9,459,001)

Net unrealized appreciation	$7,272,846

Notes to Schedule of Investments (unaudited) (continued)

At August 31, 2014, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Depreciation
Contracts to Sell:
U.S. Treasury 10-Year Notes	289	12/14	$36,253,053	$36,350,781	$(97,728)
U.S. Treasury Long-Term Bonds	9	12/14	1,247,666	1,260,844	(13,178)

Net unrealized depreciation on open futures contracts					$(110,906)

At August 31, 2014, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Appreciation (Depreciation)
Contracts to Buy:
Euro	Credit Suisse	3,700,000	$4,863,922	11/14/14	$(83,070)

Contracts to Sell:
Euro	Citibank, N.A.	410,000	538,975	11/14/14	10,260
Euro	Credit Suisse	4,980,243	6,546,896	11/14/14	112,386
Euro	Royal Bank of Scotland PLC	2,100,000	2,760,605	11/14/14	48,145

					170,791

Net unrealized appreciation on open forward foreign currency contracts					$87,721

At August 31, 2014, the Fund had the following open swap contract:

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND†	MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION
Credit Suisse First Boston Inc. (Markit CDX.NA.HY.22 Index)	$7,307,190	6/20/19	5.000% quarterly	$(588,972)	$(598,867)	$9,895

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION[4]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	IMPLIED CREDIT SPREAD AT AUGUST 31, 2014[5]	PERIODIC PAYMENTS RECEIVED BY THE FUND†	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION
Deutsche Bank AG (Ally Financial Inc. 7.500% due 9/15/20)	$3,430,000	6/20/20	1.54%	5.000% quarterly	$627,855	$509,620	$118,235

[1]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Notes to Schedule of Investments (unaudited) (continued)

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

[4]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[5]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

†	Percentage shown is an annual percentage rate.

At August 31, 2014, the Fund held collateral received from Deutsche Bank AG in the amount of $561,094 on credit default swap contracts valued at $627,855. Net exposure to the counterparty was $66,761. Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default.

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at August 31, 2014.

	Futures Contracts	Forward Foreign Currency Contracts		Centrally Cleared Swap Contracts
Primary Underlying Risk	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation	OTC Swap Contracts, at value	Total
Interest Rate Risk	$(110,906)	—	—	—	—	$(110,906)
Foreign Exchange Risk	—	$170,791	$(83,070)	—	—	87,721
Credit Risk	—	—	—	$9,895	$627,855	637,750

Total	$(110,906)	$170,791	$(83,070)	$9,895	$627,855	$614,565

During the period ended August 31, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)	$49,642,395
Forward foreign currency contracts (to buy)	1,664,088
Forward foreign currency contracts (to sell)	10,356,687

Average Notional Balance
Credit default swap contracts (to buy protection)	$19,953,698
Credit default swap contracts (to sell protection)	3,430,000

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Funds, Inc.

By:	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	October 23, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	October 23, 2014

By:	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	October 23, 2014